UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: March 22, 2005

(Date of earliest event reported)

Catalytica Energy Systems, Inc.

(Exact name of registrant as specified in its charter)

DE	000-31953	77-0410420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1388 North Tech Boulevard, Gilbert, AZ

(Address of principal executive offices)  85233

(Zip Code)

480-556-5555

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On March 22, 2005, Catalytica Energy Systems, Inc. issued a press release announcing a change in management at SCR-Tech LLC, a wholly-owned subsidiary of Catalytica Energy Systems, Inc., and the appointment of William J. McMahon as president of the SCR-Tech subsidiary effective immediately. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(a)  Financial statements:

None.

(b)  Pro forma financial information:

None.

(c)  Exhibits:

99.1  Press Release of Catalytica Energy Systems, Inc. dated March 22, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2005
CATALYTICA ENERGY SYSTEMS, INC.
By: /s/ Robert W. Zack
Robert W. Zack
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated March 22, 2005